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                                                                EXHIBIT 10.02


                       TURNKEY HOSPITAL PURCHASE AGREEMENT

1. SELLER

INTERNATIONAL HUMANITARIAN DEVELOPMENT LTD, LOCATED AT 32 HOLLYWOOD RD, CENTRAL, HONG KONG A REGISTERED HONG KONG CORPORATION WHICH IS A JOINT VENTURE BETWEEN NEUROTECH DEVELOPMENT CORPORATION, USA, A PUBLICLY TRADED AND LISTED COMPANY ON THE NASDAQ EXCHANGE AND CHINA CHEN SOUTH AMERICAN CONSTRUCTION CO. BEIJING A STATE OWNED COMPANY HEREBY REFERRED TO AS THE SELLER.

2. PURCHASOR

THE SHANGHAI INDUSTRIAL COMPREHENSIVE DEVELOPMENT ZONE CO. LTD. HEREINAFTER REFERRED TO AS THE PURCHASOR.

THAT THE PURCHASOR WILL BE THE OPERATOR OF THE HOSPITAL(S),

THE PURCHASOR IS ENTERING INTO THIS AGREEMENT WITH FULL CORPORATE INTENT AND LEGAL RESPONSIBILITY IN ACCORDANCE WITH THE GOVERNING LAWS OF THE PEOPLES REPUBLIC OF CHINA.

3. QUALITY STANDARDS

THE PURCHASOR WILL MAINTAIN THE QUALITY STANDARDS SET FORTH BY THE SELLER IN THE TRAINING PROGRAM OF THE HOSPITALS NAMED IN THIS AGREEMENT.

4. DESCRIPTION OF HOSPITAL

THE PRIMARY HOSPITAL IS A CLINICAL CARE HOSPITAL. ITS SPECIALIZATION IN GENERAL CARE, WILL FEATURE AN ENHANCED OUTPATIENT FACIILITY CAPABLE OF SEEING 1000 PATIENTS PER DAY, AND A VERTICALL INTEGRATED STATE OF THE ART CLINICAL HOSPITAL CAPABLE OF HANDLING EMERGENCY MEDICINE, SURGERY, WITH A FULL COMPLEMENT OF DEPARTMENTS AS DESCRIBED BELOW.

SIZE: HOSPITAL 2600 SQ M, SET UP WITH MAX OCCUPANCY OF 100 BEDS MIN OCCUPANCY 50 BEDS, # BEDS WILL VARY IN ACCORDANCE WITH LOCAL AREA MORBIDITY STATISTICS AND THE REQUIREMENTS FOR OUTPATIENT SERVICES

HOSPITALS SHALL CONSIST OF:   PREFABRICATED STEEL BUILDINGS
                              ALL DIAGNOSTIC AND LABORATORY EQUIPMENT*
                            OPERATING ROOM EQUIPMENT
                              EMERGENCY ROOM EQUIPMENT
                              PATIENT ROOM FITTINGS, FURNITURE
                              DIETARY EQUIPMENT
                              PHARMACY EQUIPMENT
                              ALL PHARMACEUTICALS
                              ALL MEDICAL DISPOSABLES
                              COMPUTERIZED BILLING AND ACCOUNTING
                              MEDICAL RECORDS SYSTEMS
                              COMMUNICATION SYSTEMS
                              ENVIRONMENTAL SYSTEMS
                              BACK UP ELECTRICAL GENERATOR



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CONSTRUCTION STANDARD:        USA

PHARMACEUTICAL STANDARD:    CHINA

EQUIPMENT STANDARD:           USA

HEALTH PRACTICE CODE:         USA



5. SERVICES PROVIDED BY SELLER

  ANCILLARY SERVICES:   STAFF TRAINING IN USA

MEDICAL STAFF:          FULL MEDICAL STAFF
                        LABORATORY STAFF
                        ADMINISTRATIVE STAFF

SUPPORT SERVICES ONLY:  MAINTENANCE SUPERVISOR
                        HOUSEKEEPING SUPERVISOR
                        DIETARY SUPERVISOR

6. SENIOR CITIZEN CARE CENTER AND RESIDENCE

HOUSING AND ANCILLARY MEDICAL FACILITIES FOR AGING PEOPLE AND RESIDENCE WILL BE CONSTRUCTED IN ACCORDANCE WITH CHINESE STANDARDS OF CONSTRUCTION. THE PROPOSED FACILITY SHALL CONSIST OF 1700 BEDS OF MIXED CONFIGURATION INCLUSIVE OF WELFARE BEDS, PRIVATE, AND SEMI PRIVATE ROOMS. THE FACILITIES SHALL INCLUDE FULL DIETARY AND RECREATIONAL FACILITIES INCLUSIVE OF NURSING AND ADMINISTRATIVE OFFICES INFIRMARY, AND PHARMACY. THE FACILITIES INCLUDE ALL FURNITURE, FIXTURES, COMMUNICATION SYSTEMS, SHEETS, AND DISPOSABLES, CARTS, AND NURSING EQUIPMENT.

THE FACILITY IS BUDGETED UTILIZING 25000 SQUARE METER OF BUILDING CONSTRUCTION SPACE.

7. PRICING

ALL FACILITIES ARE SOLD COMPLETELY TURNKEY, AND ARE INCLUSIVE OF ALL LABOR, MATERIALS, TRANSPORTATION, AND SUPPLIES.

THE PRICE FOR THESE FACILIITIES IS AS FOLLOWS:

2600    SQ METER MODULAR CLINICAL HOSPITAL:   $ 15,000,000 USD
25000  SQ METER SENIOR AGING FACILITY:        $ 35,000,000 USD
                            TOTAL PRICE:      $ 50,000,000 USD

7. DEPOSIT

         A MINIMUM DEPOSIT OF 20% OF THE AGGREGATE PROJECT COST IS REQUIRED. THE DEPOSIT IS TO BE PLACED IN BANK OF CHINA, SHANGHAI. DISCOUNTS, CURRENCY EXCHANGE, BANKING AND INTEREST FEES MAY EFFECT THE ACTUAL TOTAL OF THE DEPOSIT

         IT IS ESTIMATED THAT THIS PROJECT DEPOSIT IS APPROXIMATELY $10,000,000 USD.





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8. CONTRACTUAL ORDER OF PROCEDURES

         UPON EXECUTION OF THIS CONTRACT AND RECEIPT OF DEPOSIT, A MEDICAL TECHNICAL TEAM WILL ARRIVE AT SITE, BEGIN PUBLIC HEALTH STUDY, OPERATING STUDY, AND PREPARE FINAL REPORT AND FINAL BUDGETARY PROPOSAL.

         THIS REPORT SHALL CONSIST OF RECOMMENDED FINAL CONFIGURATION AND DRAWINGS FOR EACH HOSPITAL, DEPENDENT ON POPULATION, SERVICE AREA, PUBLIC HEALTH ETC.

         TECHNICAL STAFF ADMINISTRATOR, WILL REMAIN AND BEGIN INTERVIEWS AND SELECTION OF HOSPITAL STAFF WITH PURCHASOR.

9. JOINT COMMITTEE

         SELLER AND PURCHASOR WILL ESTABLISH A JOINT COMMITTEE TO REVIEW FINAL DESIGNS AND SET FORTH AND IMPLEMENT THE STANDARDS DESCRIBED IN THIS AGREEMENT.

10. PAYMENT

         PAYMENT FOR THIS FACILITY IS DERIVED THROUGH HUMANITARIAN FINANCE PROGRAM AND THE CUSTOMER DEPOSIT.


11. DELIVERY TIME

         THERE IS 1 HOSPITAL IN THIS CONTRACT. AND A SENIOR CITIZENS RESIDENCE AND NURSING FACILITY. IT IS ANTICIPATED THAT THIS PROJECT CAN BE COMPLETED WITHIN 3 YEARS, INCLUSIVE OF PLANNING, DESIGN, AND TRAINING.

12. TRAINING

         STAFF TRAINING SHALL COMMENCE AT THE BEGINNING OF THE MANUFACTURING PROCESS OF THE HOSPITAL.

         EMPLOYEE SALARIES, ARE THE RESPONSIBILITY OF THE PURCHASOR. AIR TRANSPORTATION, HOUSING, AND MEALS ARE SUPPLIED BY THE SELLER.

         TRAINING SHALL TAKE PLACE AT THE UNIVERSITY OF TEXAS, AND OTHER NEUROTECH AFFILIATED SCHOOLS.


13. ADMINISTRATOR

         AN AMERICAN ADMINISTRATOR WILL REMAIN FOR THE FIRST 6 MONTHS OF OPERATION AT THE EXPENSE OF THE SELLER.


14. FINANCING

         FINANCING IS PROVIDED THRU THIRD PARTIES AND THAT FINANCING IS SUBJECT TO THE RULES AND PROCEDURES AS SET FORTH BY THOSE PARTIES.




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15. PURCHASOR PROVIDES

         LAND
         ROAD
         ELECTRICITY
         FRESH WATER
         SEWAGE
         TELEPHONE LINES

PURCHASOR WILL PLACE HOSPITALS  (MINIMUM 1 HECTARE/SITE)


17. ENDORSEMENTS

THIS HOSPITAL PROJECT WILL BE SUBMITTED TO THE WORLD COUNCIL OF PEOPLES FOR THE UNITED NATIONS FOR QUALIFICATION AS A HUMANITARIAN PROJECT, AND AS SUCH MAY USE THIS QUALIFICATION FOR ELIGIBILITY IN THE PROCUREMENT OF HUMANITARIAN FINANCING, AND GOVERNMENTAL APPROVAL.

18. GOVERNING LAW

THIS CONTRACT SHALL BE DEEMED VALID AND SUBJECT TO THE LAWS OF PEOPLES REPUBLIC OF CHINA.

19. LOCATIONS

THE HOSPITAL AND SENIOR HOUSING FACILITY SHALL BE LOCATED IN THE FENG PU DISTRICT OF SHANGHAI.


20. RECOGNIZED AGENTS


THE FOLLOWING AGENTS ARE RECOGNIZED AS AGENTS FOR THE SELLER:

       GRACE FAME INDUSTRIAL LTD.
       SHANGHAI, CHINA
        SOPHIA YAU, PRESIDENT


21. TERM OF PROJECT


THIS PROJECT IS ESTIMATED TO TAKE 3 YEARS TO COMPLETE FROM THE DATE OF INITIAL CONTRACT PAYMENT.














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SO WE HEREBY COMPLETE THIS AGREEMENT AND SET FORTH OUR SIGNATURES ON THIS DATE.


AGREED :







SELLER:  INTERNATIONAL HUMANITARIAN DEVELOPMENT LTD.







------------------------------                      --------------------------
 LAWRENCE M. ARTZ, CHAIRMAN                         DIRECTOR








PURCHASOR: SHANGHAI INDUSTRIAL COMPREHENSIVE DEVELOPMENT ZONE CO. LTD.





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AGENT:



                                                  DATE:
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    GRACE FAME INDUSTRIAL LTD.